Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
February, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.1475%


Excess Protection Level
   3 Month Average   7.59%
     February, 1999   8.35%
     January, 1999   7.61%
     December, 1998   6.77%



Cash Yield                                              20.43%


Investor Charge Offs                                     5.45%


Base Rate                                                6.63%


Over 35 Day Delinquency                                  6.06%


Seller's Interest                                       55.75%


Total Payment Rate                                      10.98%


Total Principal Balance                                $3,577,983,002.43


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,994,649,669.0